UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012

National American University Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34751	83-0479936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 S. Highway 16 Rapid City, SD	57701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (605) 721-5220

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment of the Bylaws.

On August 27, 2012, the Board of Directors (the “Board”) of National American University Holdings, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Former Bylaws”) in their entirety. The Amended and Restated Bylaws (the “Amended Bylaws”), as adopted, became effective immediately upon approval. The description of the changes to the Former Bylaws included herein is intended to be a summary only and is qualified in its entirety by the provisions of the Company’s Amended Bylaws attached hereto as Exhibit 3.1.

Article II, Section 2, of the Former Bylaws was revised to allow the Board flexibility when determining the date and time of the annual meeting of stockholders.

Amended Bylaws Article 2, Sections 2.8 through 2.10 were added to the Former Bylaws to reflect the statutory requirements under Delaware general corporation law.

Article IV, Section 4, of the Former Bylaws, now in Amended Bylaws Section 3.7, has been amended to provide for ten days’ notice of meetings of the Board to the directors.

Amended Bylaws Article 3, Section 3.8, was added to provide no less than 10 days’ advance delivery of the proposed agenda to the Board before the date of the meeting.

Article 3, Section 7, of the Former Bylaws relating to director compensation was deleted in its entirety.

Article 5, Section 1, of the Former Bylaws relating to the executive committee was deleted in its entirety.

Article 4, Section 4.1 of the Amended Bylaws has been added to allow the Board to designate one or more committees, without specifically identifying the committees.

The Former Bylaws have been revised to include the addition of specific subsections setting forth the offices and responsibilities of the chief executive officer, president, vice president(s), chief financial officer, treasurer and secretary.

The Former Bylaws have also been amended to reflect statutory requirements under Delaware general corporation law.

Item 8.01 Other Events.

On August 29, 2012, National American University Holdings, Inc. (the “Company”) issued a press release announcing that on August 27, 2012, the Company’s Board of Directors declared a cash dividend in the amount of $0.04 per share on all shares of the Company’s common stock outstanding and of record as of the close of business on September 30, 2012.

The dividends will be payable on or about October 5, 2012. The Company operates on a May 31st fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Amended and Restated Bylaws of National American University Holdings, Inc.

99.1	Press Release, dated August 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL AMERICAN UNIVERSITY HOLDINGS, INC.

By:	/s/ Venessa Green
Venessa Green
Chief Financial Officer

Date: August 31, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of National American University Holdings, Inc.

99.1	Press Release, dated August 29, 2012